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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 Or 15(D) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 12, 2005
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                            IMAGE ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)
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          California                  0-11071                  84-0685613
       (State or other         (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                           Identification Number)

         20525 Nordhoff Street, Suite 200, Chatsworth, California 91311
          (Address of principal executive offices, including zip code)

                                 (818) 407-9100
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

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ITEM 2.02  Results of Operations and Financial Conditions

           On January 12, 2005, Image Entertainment, Inc. (the "Company") issued a press release that included preliminary financial information for the third fiscal quarter ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

           Except as required by law, the Company disclaims any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.

ITEM 9.01  Financial Statements and Exhibits

       (c)    Exhibits.

              99.1    Press Release dated January 12, 2005




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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              IMAGE ENTERTAINMENT, INC.


Dated:     January 12, 2005              By:  /s/ JEFF M. FRAMER
                                              ---------------------------------
                                              Name     Jeff M. Framer
                                              Title:   Chief Financial Officer